International Small-Mid Company Portfolio

a series of Ohio National Fund, Inc.

Supplement dated February 27, 2017

to the Fund’s Prospectus and Summary Prospectus each dated December 19, 2016

This Supplement supersedes and replaces in its entirety the supplement filed on February 21, 2017

Effective May 1, 2017, the Portfolio will (i) change its name and (ii) will revise its 80% investment policy. Accordingly, certain disclosures in the Fund’s Prospectuses and Statement of Additional Information will be revised to reflect these changes as described below.

(i)	Name Change

The Portfolio’s name will be changed to the “ON Foreign Portfolio”.

(ii)	Revision of 80% Policy

The Portfolio’s Principal Investment Strategies and Non-Fundamental Investment Restrictions will be revised to no longer require that the minimum percentage of the Portfolio’s assets invested in equity securities issued by non-U.S. companies be those of small- and mid-cap companies (the “80% Policy”). Accordingly the following disclosures, will be revised as follows, effective May 1, 2017:

First sentence of “Principal Investment Strategies” - pg. 15 of Prospectus and pg. S-1 of Summary Prospectus

Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus borrowing for investment purposes, if any) in securities of foreign companies.

First sentence of “Primary Investments” in “CERTAIN INVESTMENTS AND RELATED RISKS”

on pg. 61 of Prospectus

Each of the following Portfolios, under normal market conditions, invests at least 80% of net assets, plus any borrowings for investment purposes, in the type of securities reflected in the name of the Portfolio and as described in the respective Portfolio’s Principal Investment Strategies: Equity Portfolio (equity securities), Bond Portfolio (bonds), ON International Equity Portfolio (equity securities of foreign companies), ON Foreign Portfolio (securities of foreign companies), Small Cap Growth Portfolio (stocks of small capitalization companies), Mid Cap Opportunity Portfolio (equity securities of mid-cap companies), ClearBridge Small Cap Portfolio (equity securities of small capitalization companies), High Income Bond Portfolio (corporate debt obligations commonly referred to as “junk bonds”), S&P 500® Index Portfolio (common stocks and other securities of companies included in the S&P 500® Index), S&P MidCap 400® Index Portfolio (common stocks of companies included in the S&P MidCap 400® Index), Nasdaq-100® Index Portfolio (common stocks of companies included in the Nasdaq-100® Index), Bryton Growth Portfolio (common stocks of growth-oriented U.S. companies), and Bristol Growth Portfolio (common stocks of growth-oriented U.S. companies).

**************

This Supplement, each Prospectus and Statement of Additional Information, each dated as described above, provide relevant information for all shareholders and should be retained for future reference. Each Prospectus has been filed with the Securities and Exchange Commission, and are incorporated by reference. These can be obtained at no cost by calling 1-800-366-6654 or by sending an e-mail request to Custservice@ohionational.com.